Commitments and Contingencies - Summary of Future Minimum Lease Payments under Non-Cancellable Operating Leases (Detail) - Dec. 31, 2018 ¥ in Thousands, $ in Thousands	CNY (¥)	USD ($)
Commitments and Contingencies Disclosure [Abstract]
2019	¥ 109,194	$ 15,882
2020	39,898	5,803
2021 and thereafter	1,601	233
Operating Leases, Future Minimum Payments Due, Total	¥ 150,693	$ 21,918